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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: December 18, 2001
(Date of earliest event reported)

VICINITY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	Commission File:	77-0414631
(State or Other Jurisdiction of Incorporation)	000-29365	(I.R.S. Employer Identification No.)

370 San Aleso Avenue
Sunnyvale, California 94085
(Address of Principal Executive Offices, including zip code)

(408) 543-3000
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

    On December 18, 2001, Vicinity Corporation, a Delaware corporation (the "Company"), issued a press release announcing that it has been served with a patent infringement lawsuit pursuant to a Complaint for Patent Infringement filed by Murex Licensing Corporation and an affiliate in federal court in Virginia. A copy of the Company's December 18, 2001 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

99.1	Text of Press Release, dated December 18, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICINITY CORPORATION

Date: December 19, 2001	By
/s/ Maury Austin
		Name:	Maury Austin
		Title:	Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of Press Release, dated December 18, 2001.

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  ITEM 5. OTHER EVENTS
  ITEM 7. EXHIBITS
SIGNATURES
EXHIBIT INDEX